UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 10, 2025
THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	001-10701	31-1223339
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street
Cincinnati,	Ohio	45202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SSP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

1.01	Entry Into a Material Definitive Agreement	3

7.01	Regulation FD Disclosure	5

9.01	Financial Statements and Exhibits	6

Item 1.01 Entry Into a Material Definitive Agreement

On March 10, 2025, The E.W. Scripps Company (the “Company”), certain of the Company’s direct and indirect subsidiaries (collectively with the Company, the “Scripps Parties”) and certain lenders (or their managers, advisors or sub-advisors) (collectively, the “Initial Consenting Holders” and, together with any subsequent lender that becomes a party to the Transaction Support Agreement (as defined below) by joinder (the “Consenting Holders”) of term loans issued by the Company, representing ownership of approximately 62% of the aggregate principal amount of the Existing B-2 Term Loans (as defined below) and approximately 81% of the aggregate principal amount of the Existing B-3 Term Loans (as defined below), entered into an agreement (together with all exhibits, annexes and schedules thereto, the “Transaction Support Agreement”), whereby the Initial Consenting Holders have agreed to support a set of transactions to be commenced by the Scripps Parties pursuant to which the Scripps Parties will refinance the Existing Term Loans (as defined below) (the “Term Loan Refinancing”).

Concurrently with the execution of the Transaction Support Agreement, the Company entered into (i) a backstop commitment letter with certain of the Initial Consenting Holders (the “Backstop Lenders” and such commitment letter, the “Backstop Commitment Letter”) whereby the Backstop Lenders have agreed to fund cash to repay Existing B-2 Term Loans that are not exchanged, (ii) commitment letters with PNC Bank, National Association (“PNC”) and KKR Credit Advisors (US) LLC, on behalf of itself, certain of its affiliates and its or their managed funds and accounts (“KKR”) providing for the entrance into a new accounts receivable securitization facility (the “A/R Securitization Facility” and such commitment letters, “A/R Securitization Commitment Letters”) and (iii) a commitment letter with applicable lenders providing for a new revolving credit facility (the “New Revolving Credit Facility” and such commitment letter, the “Revolving Credit Facility Commitment Letter”).

Subject to the terms and conditions of the Transaction Support Agreement, the Backstop Commitment Letter, the A/R Securitization Commitment Letters and the Revolving Credit Facility Commitment Letter, the transactions will consist of: (i) the offer by the Company to (A) lenders holding the Company’s outstanding Tranche B-2 Term Loans (the “Existing B-2 Term Loans”) to exchange their Existing B-2 Term Loans (not repaid as part of the Transactions (as defined below)) for new term loans (the “New B-2 Term Loans”) issued by the Company and (B) lenders holding the Company’s outstanding Tranche B-3 Term Loans (the “Existing B-3 Term Loans” and together with the Existing B-2 Term Loans, the “Existing Term Loans”) to exchange their Existing B-3 Term Loans for new term loans (the “New B-3 Term Loans”) issued by the Company or, for those holders of Existing B-3 Term Loans agreeing to fund new money, a combination of New B-3 Term Loans and New B-2 Term Loans, in each case, (ii) the solicitation of consents by the Company from lenders holding the Existing Term Loans and the RCF Lenders (as defined below) to adopt certain proposed amendments to the credit agreement, dated as of April 28, 2017, by and among the Company, as borrower, certain subsidiaries of the Company, as guarantors, and Wells Fargo Bank, National Association, as administrative and collateral agent (as amended, supplemented or otherwise modified to the date hereof, the “Existing Credit Agreement”), (iii) the entrance into the A/R Securitization Facility with aggregate commitments of up to $450,000,000 pursuant to the terms set forth in the A/R Securitization Commitment Letters, (iv) the repayment of a portion of the Existing B-2 Term Loans with a portion of the proceeds from the A/R Securitization Facility and cash on hand, (v) the repayment of any Existing B-2 Term Loans not exchanged for New B-2 Term Loans and not repaid pursuant to clause (iv) above with cash provided by the Backstop Lenders in the form of New B-2 Term Loans pursuant to the terms set forth in the Backstop Commitment Letter, (vi) the entrance into the New Revolving Credit Facility in an initial amount of $208,000,000 pursuant to the terms set forth in the Revolving Credit Facility Commitment Letter and (vii) retaining existing revolving facility commitments from those revolving lenders who are not entering into the New Revolving Credit Facility (the “Existing Revolving Credit Facility”), which shall have the same pricing, maturity and financial covenant as the existing Revolving Facility (as defined in the Existing Credit Agreement), (collectively, the “Transactions”).

Pursuant to the terms of the Transaction Support Agreement and the Revolving Credit Facility Commitment Letter, a new credit agreement (the “New Credit Agreement”) will provide for, among other things, (i) the New B-2 Term Loans, (ii) the New B-3 Term Loans, (iii) the New Revolving Credit Facility and (iv) if applicable, the Existing Revolving Credit Facility. Pursuant to the terms of the Transaction Support Agreement, the Existing Credit Agreement will be amended to reflect the proposed amendments which will remove substantially all of the covenants and events of default. Additionally, Existing B-3 Term Loans that remain outstanding after the Transaction will be subordinated in right of payment to the New B-2 Term Loans, New B-3 Term Loans, New Revolving Credit Facility and Existing Revolving Credit Facility.

Transaction Support Agreement

Subject to the terms and conditions of the Transaction Support Agreement, the Scripps Parties and Initial Consenting Holders have agreed, among other items, to (i) support and participate in the Transaction, (ii) on a timely basis, negotiate in good faith, and execute and deliver the definitive documents for the Transaction, (iii) use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary or reasonably advisable under applicable laws and regulations to support, consummate and make effective the Transaction, and (iv) not directly or indirectly, object to, delay, impede or take any other actions to interfere, directly or indirectly, in any respect with implementation of the Transaction.

The Transaction Support Agreement also contains certain customary representations, warranties and other agreements by the parties thereto. The closing of the Term Loan Refinancing pursuant to the Transaction Support Agreement is subject to, and conditioned upon, the satisfaction or waiver of certain conditions set forth therein, including finalizing the definitive documentation.

The Transaction Support Agreement contains customary termination provisions. The Transaction Support Agreement may be terminated, among others circumstances, by: (i) the Consenting Holders holding at least 50.1% in the aggregate of the outstanding principal amount of (A) Existing B-2 Term Loans that are being exchanged for New B-2 Term Loans by lenders of Existing B-2 Term Loans and (B) Existing B-3 Term Loans held by all Consenting Holders (the “Required Consenting Holders”) if, among other circumstances, (A) the Scripps Parties materially breach the Transaction Support Agreement, which breach remains uncured in accordance with the terms of the Transaction Support Agreement, (B) any definitive document (after discussion between counsels and reasonable opportunity to cure) does not comply with the terms and standards set forth in the Transaction Support Agreement, (C) an event of default in the agreement governing the Existing Term Loans occurs or continues or (D) any member of the Scripps Parties (I) (a) publicly announces its intention to pursue, (b) negotiates a term sheet in respect of, or (c) consummates or enters into a binding agreement to consummate, in each case a Competing Transaction (as defined in the Transaction Support Agreement) or (II) publicly announces its intention not to support, pursue or consummate the Transactions or (ii) either the Required Consenting Holders or the Scripps Parties if there is the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any final, non-appealable ruling or order making illegal or otherwise permanently enjoining, preventing or prohibiting the consummation of a material portion of the Transactions. The Transaction Support Agreement will automatically terminate if the Transactions are not consummated on or before April 14, 2025 (unless extended by mutual written consent of the Scripps Parties and the Required Consenting Holders).

Backstop Commitment Letter

Subject to the terms and conditions of the Backstop Commitment Letter, the Company, the Backstop Lenders and Barclays Bank PLC (the “Fronting Lender”) have agreed, among other items, for the Fronting Lender to fund, in cash an amount not to exceed approximately $547,156,441 in the form of New B-2 Term Loans to consummate the transactions described in the Transaction Support Agreement. After funding, the Fronting Lender will assign its rights and obligations under the New Credit agreement to the Backstop Lenders. The Backstop Commitment Letter also contains certain customary agreements by the parties thereto. The Backstop Commitment Letter will automatically terminate upon the earliest of (i) the termination of the Transaction Support Agreement or any material breach of the terms of the Transaction Support Agreement by the Company and (ii) the closing of the Transactions.

A/R Securitization Commitment Letters

Subject to the terms and conditions of each of the A/R Securitization Commitment Letters, the Company, and PNC and KKR, as applicable, have agreed, among other items, to establish the A/R Securitization Facility, consisting of a $350,000,000 revolving tranche to be provided by PNC and a $100,000,000 revolving tranche to be provided by KKR, pursuant to which a wholly-owned indirect subsidiary of the Company will use the proceeds of the A/R Securitization Facility to purchase accounts receivable and related rights from certain of the Scripps Parties. Each of the A/R Securitization Commitment Letters also contains certain customary agreements by the parties thereto. The commitments under the A/R Securitization Commitment Letters are conditioned upon satisfaction of customary financing conditions, including concurrent consummation of the other Transactions and mutual agreement on definitive documentation. Each of the A/R Securitization Commitment Letters may be terminated by the Company at any time. Each of the A/R Securitization Commitment Letters will automatically terminate if the Transactions are not consummated on or before April 30, 2025 (unless extended by mutual written consent of the Company and PNC and KKR, as applicable).

Revolving Credit Facility Commitment Letter

Subject to the terms and conditions of the Revolving Credit Facility Commitment Letter, the Company and certain lenders (the “RCF Lenders”) have agreed, among other items, to (i) enter into the New Revolving Credit Facility and (ii) amend the Existing Credit Agreement pursuant to the terms of the Revolving Credit Facility Commitment Letter. The Revolving Credit Facility Commitment Letter also contains certain customary agreements by the parties thereto. The Revolving Credit Facility Commitment Letter may be terminated by the Company at any time. The Revolving Credit Facility Commitment Letter will automatically terminate if the Transactions are not consummated on or before April 14, 2025 (unless extended by mutual written consent of the Company and the RCF Lenders).

Simpson Thacher & Bartlett LLP served as counsel and Perella Weinberg Partners served as financial advisor to the Company and the other Scripps Parties.

Davis Polk & Wardwell LLP served as counsel and Moelis & Company LLC served as financial advisor to an ad hoc group of certain of the Initial Consenting Holders.

Cahill Gordon & Reindel LLP served as counsel to the RCF Lenders.

Mayer Brown LLP served as counsel to PNC.

Orrick Herrington & Sutcliffe LLP served as counsel to KKR.

The information contained herein is for informational purposes only and is not intended to and does not constitute an offer to sell, buy or subscribe for any securities or otherwise, nor shall there be any sale, issuance, or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

The foregoing is a summary of the material terms of, and is qualified by, the Transaction Support Agreement (including the form of the Backstop Commitment Letter, which is attached as an exhibit to the Transaction Support Agreement), a copy of which is attached hereto as Exhibit 10.1, and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

On March 11, 2025, the Company issued a press release announcing the Transaction Support Agreement and the Transactions. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

Certain statements herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “believe,” “anticipate,” “intend,” “expect,” “estimate,” “could,” “should,” “outlook,” “guidance,” and similar references to future periods. Examples of forward-looking statements include, among others, statements the company makes regarding expected operating results and future financial condition. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions regarding the future of the industry and the economy, the company’s plans and strategies, anticipated events and trends, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties, and changes in circumstance that are difficult to predict and many of which are outside of the company’s control. The Company’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause the company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: change in advertising demand, fragmentation of audiences, loss of affiliation agreements, loss of distribution revenue, increase in programming costs, changes in law and regulation, the company’s ability to identify and consummate strategic transactions, the controlled ownership structure of the company, and the company’s ability to manage its outstanding debt obligations. These statements include, but are not limited to, statements related to the transactions described above, including the Company’s ability to complete any of the transactions on the terms contemplated by the Transaction Support Agreement, the Backstop Commitment Letter, the A/R Securitization Commitment Letters or the Revolving Credit Facility Commitment Letter, on the timeline contemplated or at all, and the Company’s ability to realize the intended benefits of any such transactions. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other important factors, some of which are beyond our control and are difficult to predict. A detailed discussion of such risks and uncertainties is included in the Company’s Form 10-K, on file with the SEC, in the section titled “Risk Factors.” Any forward-looking statement made in this document is based only on currently available information and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, or otherwise.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Item

10.1	Transaction Support Agreement, dated as of March 10, 2025, among the Scripps Parties and Consenting Holders.

99.1	Press Release, dated as of March 11, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Daniel W. Perschke
Daniel W. Perschke
Senior Vice President, Controller
(Principal Accounting Officer)
Dated: March 11, 2025